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                                                                    EXHIBIT 10.2


                            THE TRIZETTO GROUP, INC.
                             1998 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


                  THIS INCENTIVE STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") dated as of the ___ day of ________, _____, by and between THE TRIZETTO GROUP, INC. a Delaware corporation (the "CORPORATION"), and ________________________________ (the "PARTICIPANT").

                                 R E C I T A L S

                  WHEREAS, the Corporation has adopted The Trizetto Group, Inc. 1998 Stock Option Plan (the "PLAN"); and

                  WHEREAS, pursuant to Section 2 of the Plan, the Corporation has granted to the Participant effective as of the ___ day of __________, _____ (the "AWARD DATE") a stock option to purchase all or any part of ______ shares of the Corporation's Common Stock, par value $.001 per share (the "COMMON STOCK"), subject to and upon the terms and conditions set forth in this Option Agreement and in the Plan; and

                  WHEREAS, such option has been granted by the Corporation to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:


SECTION 1.        DEFINED TERMS.

                  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

SECTION 2.        GRANT OF OPTION.

                  This Option Agreement evidences the Corporation's grant to the Participant of the right and option to purchase, subject to and on the terms and conditions set forth in this Option Agreement and in the Plan, all or any part of ______ shares of the Common Stock (the "SHARES") at the price of $____ per Share (the "OPTION"), exercisable from time to time, subject to the provisions of this Option Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Award Date (the "EXPIRATION DATE"). Such price equals not less than the Fair Market Value of the Shares on the Award Date. It is the intent of the Corporation that the Option constitute an incentive stock option within the meaning of Section 422 of the Code.
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SECTION 3.        EXERCISABILITY OF OPTION.

                  Except as otherwise provided in the Plan or in any resolution of the Committee adopted after the date hereof, the Option shall become vested and exercisable [at the time or times set forth in Section 2.3.1 of the Plan.]

                  To the extent that the Option is vested and exercisable, if the Participant does not in any year purchase all or any part of the Shares to which the Participant is entitled, the Participant has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option may only be exercised as to at least 100 shares unless the number purchased is the total number at the time available for purchase under the Option. The Option is subject to Section 2.5.1 of the Plan.

SECTION 4.        METHOD OF EXERCISE OF OPTION.

                  The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by (i) delivery of an executed EXERCISE AGREEMENT in the form attached hereto as EXHIBIT I and (ii) payment made in accordance with and in a form permitted by Section 2.2 of the Plan for the full purchase price of the Shares to be purchased, subject to such further limitations and rules or procedures as the Committee may from time to time establish as to any non-cash payment and as to the tax withholding requirements of Section 3.5 of the Plan. Subject to the consent of the Committee at the time of exercise, the purchase price may be paid in full or in part by a note meeting the requirements of Section 2.2.3 of the Plan or by shares of Common Stock already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant for at least six months before the date of exercise. Shares used to satisfy the exercise price of the Option shall be valued at their Fair Market Value on the exercise date. In addition, the Participant (or the Participant's Beneficiary or Personal Representative) must furnish any written statements required pursuant to Section 3.4 of the Plan.

SECTION 5.        EARLY TERMINATION OF OPTION.

                  If the Participant terminates employment or services with the Company, the Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void as provided and at the times specified in Section 3.2 of the Plan. The Option, to the extent not previously exercised, whether vested and exercisable or not, shall terminate upon the occurrence of certain events, as described in Section 3.3 of the Plan.


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SECTION 6.        NON-TRANSFERABILITY OF AND OTHER RESTRICTIONS.

                  Subject to limited exceptions set forth in Section 1.5 of the Plan, the Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and subject to repurchase and call rights in favor of the Corporation. Any Shares issued on exercise of the Option are also subject to substantial restrictions on transfer and are subject to repurchase and call rights in favor of the Corporation. The Option is subject to and Participant agrees to be bound by the terms and provisions of Sections 1.5 and 3.5 of the Plan and Appendix A of the Plan, incorporated herein by this reference.

SECTION 7.        SECURITIES LAW COMPLIANCE.

                  The Participant acknowledges that the Option and Shares are not being registered under the Securities Act, based, in part, on reliance that the issuance of the Shares is exempt from registration under Rule 701 promulgated under the Securities Act and exempt from qualification under California Corporate Securities Law Section 25102(o). The Participant acknowledges that by executing this Option Agreement he or she makes the representations contained in Appendix B of the Plan, incorporated herein by this reference.

SECTION 8.        SHARES TO BE RESERVED.

                  The Corporation shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

SECTION 9.        NOTICES.

                  Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.


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SECTION 10.       PLAN.

                  The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan, including all appendices thereto, and agrees to be bound by the terms thereof. The Participant acknowledges reading and understanding the plan and all appendices thereto. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board (or the Committee) do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board (or the Committee) so conferred by appropriate action of the Board (or the Committee) under the Plan after the date hereof.

SECTION 11.       ENTIRE AGREEMENT.

                  This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 3.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

SECTION 12.       GOVERNING LAW.

                  12.1. CALIFORNIA LAW. This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

                  12.2. ARBITRATION. Any controversy or claim arising out of or relating to this Option Agreement or the Plan, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, shall be submitted to arbitration, to be held in Orange County, California in accordance with California Civil Procedure Code Sections 1282-1284.2. In the event either party institutes arbitration under this Section 12.2, the party prevailing in any such litigation shall be entitled, in addition to all other relief, to reasonable attorney's fees relating to such arbitration. The non-prevailing party shall be responsible for all costs of the arbitration, including but not limited to, the arbitration fees, court reporter fees, etc.


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                  IN WITNESS WHEREOF, the Corporation has caused this Option
Agreement to be executed on its behalf by its duly authorized officer and the Participant has hereunto set his or her hand.

                                   "THE CORPORATION"

                                   THE TRIZETTO GROUP, INC.
                                   a Delaware corporation


                                         By: __________________________________

                                         Title: _______________________________


                                   "THE PARTICIPANT"


                                   ____________________________________________
                                   Signature


                                   ____________________________________________
                                   Print Name


                                   ____________________________________________
                                   Address


                                   ____________________________________________
                                   City, State, Zip Code


                                CONSENT OF SPOUSE


                  In consideration of the execution of the foregoing Incentive Stock Option Agreement by The Trizetto Group, Inc. I,
___________________________, the spouse of the Participant therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: _________________, _____.       ___________________________________
                                       Signature of Spouse


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                                    EXHIBIT I

                            THE TRIZETTO GROUP, INC.
                               EXERCISE AGREEMENT


                  THIS EXERCISE AGREEMENT (this "EXERCISE AGREEMENT") dated as of the ____ day of ________, _____, by and between THE TRIZETTO GROUP, INC., a Delaware corporation (the "CORPORATION"), and ____________________________ (the "PURCHASER").


                                 R E C I T A L S

                  WHEREAS, pursuant to The Trizetto Group, Inc. 1998 Stock Option Plan (the "PLAN"), the Corporation granted to the Purchaser an option intended to be an incentive stock option (the "OPTION") to purchase all or any part of a designated number of authorized but unissued or treasury shares of Common Stock of the Corporation and in connection therewith, the Corporation and Purchaser entered into that certain Incentive Stock Option Agreement dated as of ____________, _____ (the "OPTION AGREEMENT"); and

                  WHEREAS, the Purchaser desires to exercise the Option and purchase from the Corporation and the Corporation wishes to deliver and sell to Purchaser _______ shares of its Common Stock, par value $.001 per share (the "SHARES"), to be sold at a price of $___________ per share, in accordance with and subject to the terms and conditions set forth in this Exercise Agreement;

                  NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements contained in this Exercise Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  PURCHASE AND SALE OF COMMON STOCK.

                  The Corporation shall deliver to Purchaser a stock certificate representing the Shares against delivery to the Corporation by Purchaser of the purchase price in the sum of $__________ (which represents the product of the $___________ price per share and the number of Shares, the "PURCHASE PRICE").


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SECTION 2.  INVESTMENT REPRESENTATIONS.

                  Purchaser acknowledges that the Shares are not being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser hereby affirms as made as of the date hereof the representations made in Section 7 of the Option Agreement and such representations are incorporated herein by this reference. Purchaser has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the Purchase Price. Purchaser has received the Corporation's consolidated financial information which includes information material to the Corporation's financial condition, operations and prospects. Purchaser also understands and acknowledges the restrictive legend provision contained in Section 3.2 of Appendix A of the Plan.

SECTION 3.  LIMITATIONS ON DISPOSITION, REPURCHASE RIGHTS.

                  The Shares are subject to and Purchaser hereby agrees to be bound by the provisions of Sections 1.5 and 3.4 of the Plan and Appendix A of the Plan, incorporated herein by this reference, which shall continue in effect as to the Shares.

SECTION 4.  MISCELLANEOUS.

                  4.1 PLAN AND OPTION AGREEMENT. All rights of the Purchaser under this Exercise Agreement are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the provisions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement, the terms and conditions of the Plan or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of the Plan, including all appendices thereto, and agrees to be bound by the terms thereof. The Purchaser acknowledges reading and understanding the Plan and all appendices thereto. Unless otherwise expressly provided in other sections of this Exercise Agreement, provisions of the Plan that confer discretionary authority on the Board (or the Committee) do not (and shall not be deemed to) create any rights in the Purchaser unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board (or the Committee) so conferred by appropriate action of the Board (or the Committee) under the Plan after the date hereof.

                  4.2 ENTIRE AGREEMENT. This Exercise Agreement, the Option Agreement and the Plan, together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Exercise Agreement may be amended pursuant to Section 3.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.


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                  4.3 NOTICE OF DISPOSITION. In accordance with Section 2.5.3 of the Plan, the Purchaser agrees to notify the Corporation of any sale or other disposition (such sale or other disposition subject to the limitations of the Plan and its appendices, the Option Agreement, and this Agreement) of any Shares which occurs within two years after the date the Option was granted or within one year after the date hereof.


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                  IN WITNESS WHEREOF, the parties have duly executed this
Exercise Agreement as of the date first written above.

                                            "THE CORPORATION"

                                            THE TRIZETTO GROUP, INC.
                                            a Delaware corporation


                                            By: _______________________________

                                            Title: ____________________________


                                            "THE PURCHASER"


                                            ___________________________________
                                            Signature


                                            ___________________________________
                                            Print Name


                                            ___________________________________
                                            Address


                                            ___________________________________
                                            City, State, Zip Code



                                CONSENT OF SPOUSE


                  In consideration of the execution of the foregoing Exercise Agreement by The Trizetto Group, Inc. I, _______________________, the spouse of the Purchaser therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED: _________________, _____.               ________________________________
                                               Signature of Spouse


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